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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NORTHSTAR REAL ESTATE INCOME TRUST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To the Stockholders of NorthStar Real Estate Income Trust, Inc.:

        It is my pleasure to invite you to the 2013 annual meeting of stockholders of NorthStar Real Estate Income Trust, Inc., a Maryland corporation. The annual meeting will be held at 399 Park Avenue, 18th Floor, New York, New York on June 11, 2013, beginning at 10:00 a.m., local time.

        The enclosed materials include a notice of meeting, a proxy statement, proxy card, self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2012.

        It is important that your shares be represented at the annual meeting regardless of the size of your securities holdings. Whether or not you plan to attend the annual meeting in person, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or Internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these three methods. If you determine to mail us your proxy, please complete, date and sign the proxy card and return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.

        We look forward to receiving your proxy and seeing you at the meeting.

Sincerely,	Sincerely,
/s/ DAVID T. HAMAMOTO	/s/ DANIEL R. GILBERT

David T. Hamamoto Chairman	Daniel R. Gilbert Chief Executive Officer and President
April 25, 2013
New York, New York

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 11, 2013

To the Stockholders of NorthStar Real Estate Income Trust, Inc.:

        The 2013 annual meeting of stockholders of NorthStar Real Estate Income Trust, Inc., a Maryland corporation, or the Company, will be held at 399 Park Avenue, 18th Floor, New York, New York on June 11, 2013, beginning at 10:00 a.m., local time. The matters to be considered and voted upon by stockholders at the annual meeting, which are described in detail in the accompanying proxy statement, are:

  1)
  a proposal to elect as directors the four individuals nominated by our Board of Directors as set forth in the accompanying proxy statement, each to serve until the 2014 annual meeting of stockholders and until his successor is duly elected and qualified;

  2)
  a proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013; and

  3)
  any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

        This notice is accompanied by the Company's proxy statement, proxy card, self-addressed envelope and our Annual Report to Stockholders for the year ended December 31, 2012. This notice is being mailed to you on or about April 25, 2013.

        Stockholders of record at the close of business on April 11, 2013 will be entitled to notice of and to vote at the annual meeting and any postponement or adjournment thereof. Whether or not you plan to attend the annual meeting in person, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or Internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these methods. If you determine to mail us your proxy, please complete, date and sign the proxy card as soon as possible. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. Your vote is very important. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors
/s/ RONALD J. LIEBERMAN Ronald J. Lieberman Executive Vice President, General Counsel and Secretary

April 25, 2013
New York, New York

NorthStar Real Estate Income Trust, Inc.
399 Park Avenue, 18th Floor
New York, New York 10022
(212) 547-2600

PROXY STATEMENT

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 11, 2013

i

GENERAL INFORMATION ABOUT THE MEETING

        This proxy statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the board of directors, or our Board, of NorthStar Real Estate Income Trust, Inc., a Maryland corporation, for use at the 2013 annual meeting of stockholders to be held on June 11, 2013, at 10:00 a.m., local time and any postponements or adjournments thereof. "We," "our," "us," and "the Company" each refers to NorthStar Real Estate Income Trust, Inc. We conduct substantially all of our operations and make our investments through our operating partnership, of which we are the sole general partner. References to our operating partnership refer to NorthStar Real Estate Income Trust Operating Partnership, L.P.

        The mailing address of our executive office is 399 Park Avenue, 18th Floor, New York, New York 10022. This proxy statement, the accompanying proxy card and the notice of annual meeting are first being mailed to holders of our common stock, par value $0.01 per share, on or about April 25, 2013. Anyone who owned our common stock at the close of business on April 11, 2013 is entitled to vote at the annual meeting. Our common stock is the only security entitled to vote at the annual meeting and we refer to this security in this proxy statement as our voting securities. Along with this proxy statement, we are also sending our Annual Report to Stockholders for the fiscal year ended December 31, 2012.

        When you return the enclosed proxy card, you are authorizing a proxy to vote your shares of common stock at the meeting as you instruct, unless you return the proxy with no instruction. In this case, the individuals designated as proxies to vote your shares of common stock at the annual meeting, David T. Hamamoto, Daniel R. Gilbert and Ronald J. Lieberman, will vote FOR the election of each of the four director nominees and FOR the ratification of Grant Thornton LLP as our independent registered public accounting firm. As of the date of this proxy statement, management has no knowledge of any business that will be presented for consideration at the annual meeting and that would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the annual meeting for consideration, the persons named in the enclosed proxy card and acting thereunder will vote in accordance with their discretion on any such matter.

        Grant Thornton LLP, an independent registered public accounting firm, has provided services to us during the past fiscal year, which included the examination of our Annual Report on Form 10-K, review of our quarterly reports and review of registration statements and filings with the Securities and Exchange Commission, or SEC. A representative of Grant Thornton LLP is expected to be present at the annual meeting, will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

Matters to be Considered and Voted Upon at the Annual Meeting

        At the annual meeting, our stockholders will consider and vote upon:

  1)
  a proposal to elect as directors the four individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2014 annual meeting of stockholders and until his successor is duly elected and qualified;

  2)
  a proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013; and

  3)
  any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

Solicitation of Proxies

        The enclosed proxy is solicited by and on behalf of our Board. The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. In addition to the use of the mail, proxies may be solicited by directors and officers, without additional remuneration, by personal interview, telephone, electronic communications or otherwise. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock held of record, as of the close of business on April 11, 2013 and will reimburse them for their reasonable out-of-pocket expenses for forwarding the materials.

        We have retained DST Systems, Inc., or DST, to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay DST fees of approximately $4,150 plus reasonable out-of-pocket expenses to solicit proxies incurred in connection with their services, such as the review of proxy materials; distribution of proxy materials; operating online and phone voting systems; and receipt of executed proxies.

Stockholders Entitled To Vote

        As of the close of business on April 11, 2013, there were 83,532,818 shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles the holder to one vote. Stockholders of record at the close of business on April 11, 2013 are entitled to vote at the annual meeting or any postponement or adjournment thereof.

Abstentions and Broker Non-Votes

        If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, proxies submitted by a broker for your shares will be considered to be "broker non-votes" with respect to any proposal on which your broker or other nominee does not have discretionary authority to vote. Your bank, broker or other nominee does not have discretionary authority to vote your shares for Proposal No. 1, the election of directors. Your bank, broker or other nominee does have discretionary authority to vote your shares for Proposal No. 2, the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Abstentions and broker non-votes, if any, will be counted as present at the meeting for the purpose of determining a quorum.

Required Quorum/Vote

        A quorum will be present if stockholders entitled to cast 50% of all the votes entitled to be cast at the annual meeting are present, in person or by proxy. If you hold your shares in your own name as holder of record and return a valid proxy, authorize your proxy by phone or Internet or attend the annual meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned by the chairman of the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting by holders of our voting securities.

        Election of the director nominees named in Proposal No. 1 requires the affirmative vote of the holders of a majority of the shares present in person or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the director nominees named in Proposal No. 1. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any one or more of them. A vote "withheld" or a broker non-vote, if any, will have the same effect as a vote against that nominee.

        Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, as specified in Proposal No. 2, requires the affirmative vote of the holders of a majority of the shares present in person or by proxy at the annual meeting. If this selection is not ratified by holders of our voting securities, our Board's Audit Committee, or our Audit Committee, may, but need not, reconsider its appointment and endorsement, respectively. Abstentions, if any, will not be counted as having been cast and will have no effect on the outcome of the vote for this proposal. Broker non-votes will not arise in connection with, and will have no effect on the outcome of, Proposal No. 2 because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company.

        If the enclosed proxy is properly executed and returned to us in time to be voted at the annual meeting, it will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our voting securities represented by the proxy will be voted as follows:

  1)
  FOR the election of the four individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2014 annual meeting of stockholders and until his successor is duly elected and qualified;

  2)
  FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

  3)
  in the discretion of the proxy holder, on any other business that properly comes before the annual meeting or any postponement or adjournment thereof.

        As of the date of this proxy statement, we are not aware of any other matter to be raised at the annual meeting.

Voting

        If you hold your shares of our voting securities in your own name as a holder of record, you may instruct the proxies to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may authorize a proxy to vote your shares of our voting securities by either visiting our electronic voting site at www.eproxyvote.com/ns, by calling our toll-free voting number at 1-866-977-7699 or you may vote your shares in person at the annual meeting. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes.

        If your shares of our voting securities are held on your behalf by a broker, bank or other nominee, you will receive instructions from such individual or entity that you must follow in order to have your shares voted at the annual meeting. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker, banker or other nominee to obtain a legal proxy card and bring it to the annual meeting in order to vote.

Right to Revoke Proxy

        If you hold shares of our voting securities in your own name as a holder of record, you may revoke your proxy through any of the following methods:

  •
  send written notice of revocation, prior to the date of the annual meeting, to our Secretary, at 399 Park Avenue, 18th Floor, New York, New York 10022;

  •
  sign and mail a new, later-dated proxy card to our Secretary at the address specified above that is received prior to the date of the annual meeting;

  •
  visit our electronic voting site at www.eproxyvote.com/ns;

  •
  call our toll-free voting number at 1-866-977-7699 and follow the instructions provided; or

  •
  attend the annual meeting and vote your shares in person, although attendance at the annual meeting will not by itself constitute revocation of a proxy.

        Only the most recent proxy vote will be counted and all others will be disregarded regardless of the method by which the proxy was authorized. If shares of our voting securities are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy.

Copies of Annual Report to Stockholders

        A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2012 is being mailed to stockholders entitled to vote at the annual meeting with these proxy materials and is also available without charge to stockholders upon written request to: NorthStar Real Estate Income Trust, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.

Annual Report and Quarterly Reports

        We make available free of charge through our website at www.northstarreit.com/income under the heading "Investor Relations—SEC Filings" our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. Further, we will provide, without charge to each stockholder upon written request, a copy of our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports. Requests for copies should be addressed to: NorthStar Real Estate Income Trust, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel. Copies may also be accessed electronically by means of the SEC home page on the Internet, at www.sec.gov. Our Annual Report on Form 10-K is part of the proxy solicitation materials. Our SEC filings also are available to the public at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

Householding Information

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders of record who have received 60 days' prior notice from us or their broker and have the same last name and address, or if we reasonably believe they are members of the same family, will receive only one copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2013, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Each stockholder will continue to receive a separate proxy card or voting instruction card. Also, householding will not in any way affect dividend check mailings.

        If you participate in householding and wish to receive a separate copy of our Annual Report for the fiscal year ended December 31, 2012, please request a copy in writing from NorthStar Real Estate Income Trust, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel or by phone by calling 212-547-2600 and a copy will be provided to you promptly.

        If you do not wish to continue participating in householding and prefer to receive separate copies of future annual reports to stockholders and other stockholder communications, notify our General

Counsel in writing at the following address: NorthStar Real Estate Income Trust, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022.

        If you are a stockholder who received multiple copies of our proxy materials or our Annual Report to Stockholders for the fiscal year ended December 31, 2012, you may request householding by contacting us in the same manner.

Voting Results

        DST will have a representative present at the annual meeting to count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K, which we plan to file with the SEC within four business days of the annual meeting.

Confidentiality of Voting

        We will keep all proxies, ballots and voting tabulations confidential. We will permit only our Inspector of Election, DST to examine these documents, except as necessary to meet applicable legal requirements.

Recommendations of our Board

        Our Board recommends a vote:

  1)
  FOR the election of the four individuals nominated by our Board of Directors as set forth in this proxy statement, each to serve until the 2014 annual meeting of stockholders and until his successor is duly elected and qualified;

  2)
  FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013; and

  3)
  in the discretion of the proxy holder, on any other business that properly comes before the annual meeting or any postponement or adjournment thereof.

BOARD OF DIRECTORS

General

        Our Board presently consists of four members. At the annual meeting, stockholders will vote on the election of Messrs. David T. Hamamoto, Jonathan T. Albro, Charles W. Schoenherr and Jack F. Smith, Jr., for a term ending at the 2014 annual meeting of stockholders and until their successors are duly elected and qualified.

        The director nominees listed below are leaders in business and real estate and financial communities because of their intellectual acumen and analytic skills, strategic vision and their records of outstanding accomplishments over a period of decades. Each has been chosen to stand for re-election in part because of his ability and willingness to understand our unique challenges, and evaluate and implement our strategies.

        Set forth below is each director nominee's name and age as of the date of this proxy statement and his principal occupations, business history and public company directorships held during the past five years. Each of our director nominees currently serves on our Board and was initially appointed to our Board on January 12, 2010, with the exception of Mr. Hamamoto, who has served as one of our directors since our incorporation on January 26, 2009. Each of our director nominees was elected as a director by the stockholders at the 2012 annual meeting of stockholders.

Current Directors Who are Nominees for Re-election

Name	Age
David T. Hamamoto	53
Jonathan T. Albro	50
Charles W. Schoenherr	53
Jack F. Smith, Jr.	61

        David T. Hamamoto.    David T. Hamamoto is our Chairman of the Board and Chairman of our Advisor. Mr. Hamamoto has served as Chairman of the Board of NorthStar Realty Finance Corp., or our Sponsor, since October 2007 and Chief Executive Officer of our Sponsor since October 2004. Mr. Hamamoto has also served as Chairman of NorthStar Healthcare Income, Inc., or NorthStar Healthcare, since January 2013. Mr. Hamamoto has further served as Chairman of NorthStar Real Estate Income II, Inc. or NorthStar Income II, which is currently seeking registration with the SEC since December 2012. In July 1997, Mr. Hamamoto co-founded NorthStar Capital Investment Corp., or NorthStar Capital, the predecessor to our Sponsor, for which he served as Co-Chief Executive Officer until October 2004. From 1983 to 1997, Mr. Hamamoto worked for Goldman, Sachs & Co. where he was co-head of the Real Estate Principal Investment Area and general partner of the firm between 1994 and 1997. During Mr. Hamamoto's tenure at Goldman, Sachs & Co., he initiated the firm's effort to build a real estate principal investment business under the auspices of the Whitehall Funds. Mr. Hamamoto served as Executive Chairman from March 2011 until November 2012, and as Chairman from February 2006 until March 2011, of the Board of Directors of Morgans Hotel Group Co., a public global hotel management and ownership company focused on the boutique sector. Mr. Hamamoto holds a Bachelor of Science from Stanford University in Palo Alto, California and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania in Philadelphia, Pennsylvania.

        Consideration for Recommendation:    Our Board believes that Mr. Hamamoto's broad and extensive experience in the real estate investment and finance industries and his service as Chief Executive Officer of our Sponsor and its predecessor for over 11 years support his nomination to our Board.

        Jonathan T. Albro.    Jonathan T. Albro is one of our independent directors and a member of our Audit Committee. Mr. Albro is also a member of the board of directors and of the audit committee of NorthStar Income II, a position he has held since December 2012. He has served as Chief Executive Officer and Managing Partner of Penn Square Real Estate Group, LLC since September 2006, a company he founded. At Penn Square Real Estate Group, LLC, he is responsible for strategy, operations, marketing, finance and fundraising. From April 2005 to August 2006, Mr. Albro served as Executive Vice President, National Sales Manager of Cole Capital Markets, Inc., or CCM, and Senior Vice President of Cole Capital Corporation, or CCC. He was responsible for the growth and management of CCM, a distribution company focused on Cole's suite of real estate offerings in addition to serving on CCC's executive committee. From September 2001 to April 2005, Mr. Albro served as Executive Vice President and National Sales Manager of MetLife Investors, Inc., a wholly-owned subsidiary of MetLife, Inc., where he was responsible for sales and distribution of MLI Retirement products through financial intermediaries. In all, Mr. Albro has over 24 years of experience in the broker-dealer industry. Mr. Albro holds a Bachelor of Science from State University of New York in Fredonia, New York.

        Consideration for Recommendation:    Our Board believes that Mr. Albro's knowledge of and more than 24 years of experience in the broker-dealer industry support his nomination to our Board.

        Charles W. Schoenherr.    Charles W. Schoenherr is one of our independent directors and a member of our Audit Committee. Mr. Albro is also a member of the board of directors and of the audit committee of NorthStar Income II, a position he has held since December 2012. Mr. Schoenherr serves as Chief Investment Officer of Broadway Partners Fund Manager, LLC, a position he has held since January 2011. Broadway Partners Fund Manager, LLC is a private real estate investment and management firm that invests in office buildings across the United States. Mr. Schoenherr also serves as Chief Investment Officer of Waypoint Residential which invests in multifamily properties in the Sunbelt. He has served in this capacity since October 2011 and is responsible for sourcing acquisition opportunities and overseeing asset management. From June 2009 until January 2011, Mr. Schoenherr served as President of Scout Real Estate Capital, LLC, a full service real estate firm that focuses on acquiring, developing and operating hospitality assets, where he was responsible for managing the company's properties and originating new acquisition and asset management opportunities. Prior to joining Scout Real Estate Capital, LLC, Mr. Schoenherr was the managing partner of Elevation Capital, LLC, where he advised real estate clients on debt and equity restructuring and performed due diligence and valuation analysis on new acquisitions between November 2008 and June 2009. Between September 1997 and October 2008, Mr. Schoenherr served as Senior Vice President and Managing Director of Lehman Brothers' Global Real Estate Group. As Managing Director, he was responsible for originating debt, mezzanine and equity transactions on all major property types throughout the United States. During his career he has also held senior management positions with GE Capital Corporation, GE Investments, Inc. and KPMG LLP, where he also practiced as a certified public accountant. Mr. Schoenherr currently serves on the Board of Trustees of Iona College and is on its Finance and Investment Committee. Mr. Schoenherr holds a Bachelor of Business Administration in Accounting from Iona College in New Rochelle, New York and a Master of Business Administration in Finance from the University of Connecticut in Stamford, Connecticut.

        Consideration for Recommendation:    Our Board believes that Mr. Schoenherr's knowledge of the real estate investment and finance industries, including extensive experience originating debt, mezzanine and equity transactions, support his nomination to our Board.

        Jack F. Smith, Jr.    Jack F. Smith, Jr. is one of our independent directors and the chairman and financial expert of our Audit Committee. Mr. Smith is also a member of the board of directors and chairman of the audit committee of NorthStar Healthcare, a position he has held since June 2011. Mr. Smith was a partner with Deloitte & Touche LLP from June 1984 until August 2009. He served as the head of the firm's real estate industry practice for Atlanta, Georgia and the Southeast from June 1996 to June 2007. Mr. Smith began his career as an accountant with Deloitte & Touche LLP in 1973, where his responsibilities included audit, due diligence on acquisitions and mergers, business and accounting advice and assistance in problem resolution. During the course of his career, Mr. Smith has served clients of varying sizes in many different industries, including public and private REITs, real estate developers, merchant builders, real estate investment funds, real estate operating companies and hotels. Mr. Smith is a member of the American Diabetes Association Leadership Council of Georgia, the Tennessee Technological University College of Business Foundation, the American Institute of Certified Public Accountants and the Tennessee and Georgia Societies of Certified Public Accountants. Mr. Smith holds a Bachelor of Science in Accounting from Tennessee Technological University in Cookeville, Tennessee and a Master of Business Administration from Emory University in Atlanta, Georgia.

        Consideration for Recommendation:    Our Board believes that Mr. Smith's 25 years of experience as a partner with Deloitte & Touche LLP and his service as the head of the firm's real estate industry practice in Atlanta and the Southeast support his nomination to our Board.

Corporate Governance Profile

        We are committed to good corporate governance practices and, as such, we have adopted our formal corporate governance guidelines and code of ethics discussed below to enhance our effectiveness.

  Code of Ethics

        We have adopted a code of ethics relating to the conduct of our business by our Chief Executive Officer, Chief Financial Officer, Treasurer, Controller and other Senior Financial Officers and all members of our Board. We intend to maintain high standards of honest and ethical business practices and compliance with all laws and regulations applicable to our business. Specifically, among other things, our code of ethics prohibits providing gifts, meals or anything of value to government officials or employees or members of their families without prior approval from the General Counsel. Our code of ethics is available on our website at www.northstarreit.com/income under the heading "Investor Relations—Corporate Governance" and is also available without charge to stockholders upon written request to: NorthStar Real Estate Income Trust, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel. Within the time period required by the rules of the SEC, we will post on our website any amendment to, or waiver from, our code of ethics.

  Corporate Governance Guidelines

        We have adopted corporate governance guidelines to assist the Board in the exercise of its responsibilities. The guidelines govern, among other things, Board composition, Board member qualifications, responsibilities and education, management succession and self-evaluation. A copy of our corporate governance guidelines may be found on our website at www.northstarreit.com/income under the heading "Investor Relations—Corporate Governance" and are also available without charge to stockholders upon written request to: NorthStar Real Estate Income Trust, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.

Our Audit Committee

        Our Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934, or the Exchange Act. Our Audit Committee's primary functions are to engage our independent registered public accounting firm and to assist our Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process.

        Our Audit Committee acts under a written charter adopted by our Board that sets forth the committee's responsibilities and duties, as well as requirements for the committee's composition and meetings. Under the Audit Committee charter, our Audit Committee will always be comprised solely of independent directors. A copy of the Audit Committee charter is available on our website at www.northstarreit.com/income under the heading "Investor Relations—Corporate Governance" and is also available without charge to stockholders upon written request to: NorthStar Real Estate Income Trust, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.

        Our Audit Committee held five meetings in 2012. Each director then serving attended at least 75% of the aggregate number of meetings of our Audit Committee. Our Board has determined that each member of our Audit Committee is independent within the meaning of the applicable SEC rules. Even though our shares are not listed on the New York Stock Exchange, or the NYSE, our Board has also determined that each independent member of our Board is independent under the NYSE rules. The members of our Audit Committee are Messrs. Albro, Schoenherr and Smith. Our Board has

determined that Mr. Smith, who chairs our Audit Committee, is an "audit committee financial expert," as that term is defined by the SEC.

Compensation Committee Interlocks and Insider Participation

        We currently do not have a compensation committee of our Board because we do not plan to pay any compensation to our officers. Our independent directors participate in the consideration of independent director compensation. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

Director Independence

        Although our shares are not listed on the NYSE or any other national securities exchange, our Board has affirmatively determined at a meeting held on February 26, 2013, that all of the members of our Board, except Mr. Hamamoto, were independent under the NYSE rules. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain specified criteria, the board of directors must conclude that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). In determining director independence, our Board reviewed, among other things, whether any transactions or relationships exist currently or, existed since our incorporation, between each director and the Company and its subsidiaries, affiliates and equity investors or independent auditors. In particular, our Board reviewed current or recent business transactions or relationships or other personal relationships between each director and the Company, including such director's immediate family and companies owned or controlled by the director or with which the director was affiliated. Our Board further reviewed each director's position as a director of other companies sponsored by our Sponsor. Our Board also examined whether there were any transactions or relationships between each director and members of our senior management as well as with our affiliates. The purpose of this review was to determine whether any such transactions or relationships failed to meet any of the objective tests promulgated by the NYSE for determining independence or were otherwise sufficiently material as to be inconsistent with a determination that the director is independent.

        In addition, we have determined that all of the members of our Board, except Mr. Hamamoto, are independent pursuant to the definition of independence in our charter, which is based on the definition included in the North American Securities Administrators Association, Inc.'s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007, which we refer to as the NASAA Guidelines. Our charter is available on our website at www.northstarreit.com/income under the heading "Investor Relations—Corporate Governance."

Board Leadership Structure; Meetings of Independent Directors

        The Board believes it is important to select our Chairman and our Chief Executive Officer in the manner it considers to be in our best interests and in the best interests of our stockholders at any given point in time. The members of our Board possess considerable business experience and in-depth knowledge of the issues we face, and are therefore in the best position to evaluate our needs and how best to organize our leadership structure to meet those needs. The Chairman and the Chief Executive Officer positions may be filled by one individual or by two different individuals. Our Board currently operates under a leadership structure with separate roles for our Chairman of the Board and our Chief Executive Officer. Our company's day-to-day operations are conducted by its officers under the direction of Mr. Gilbert, our Chief Executive Officer and President. Our Board has selected Mr. Hamamoto to serve as our Chairman of the Board based on his service with and knowledge of our company and his significant leadership and real estate experience. Mr. Gilbert and Mr. Hamamoto work together to provide consistent communication and coordination for our company, which our Board believes will result in effective and efficient implementation of our corporate strategy.

        Although Mr. Hamamoto is not an independent director, our Board has determined that it is not necessary to appoint a lead independent director. To promote the independence of our Board and appropriate oversight of management, our independent directors meet in executive sessions at which only non-management directors are present. These meetings are held in conjunction with the regularly scheduled quarterly meetings of our Board, but may be called at any time by our independent directors. In 2012, our independent directors met four times in executive session without management present following Board meetings.

        During the year ended December 31, 2012, our Board met on seven occasions. Each director then serving attended at least 75% of the aggregate number of meetings of our Board and all committees on which they served.

Stockholder Communications with our Board

        Our Board has established the following means for stockholders to communicate concerns to our Board. If the concern relates to our financial statements, accounting practices or internal controls, the concerns should be submitted in writing to the chairman of our Audit Committee at NorthStar Real Estate Income Trust, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: Secretary. If the concern relates to our governance practices, business ethics or corporate conduct, the concern may be submitted in writing to our Secretary at the above address. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any of our independent directors in care of our Secretary. Communications received will be distributed by the Secretary to such member or members of our Board as deemed appropriate by the Secretary, depending on the facts and circumstances outlined in the communication received.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, requires our executive officers, directors and persons who own more than 10% of shares of our common stock, to furnish us with and to file reports of beneficial ownership of such securities on Forms 3, 4 and 5 with the SEC. Based solely on our review of the copies of such forms we received or written representations from certain reporting persons that no filings on such forms were required for those persons, we believe that all such filings required to be made during and with respect to the fiscal year ended December 31, 2012 by Section 16(a) of the Exchange Act were timely made, except that as a result of technical filing issues, the Form 3s for each of our directors and executive officers were filed one day late.

Director Nomination Procedures

        We do not have a standing nominating committee. Our Board has determined that it is appropriate for us not to have a nominating committee because our Board as currently constituted permits all of our independent directors to consider all matters for which a nominating committee would be ordinarily responsible. Each member of our Board participates in the consideration of nominees. Our charter requires that our directors, other than our independent directors, must have at least three years of relevant experience demonstrating the knowledge and experience required to acquire and manage the type of assets acquired by us and that at least one of our independent directors have three years of relevant real estate experience. While we do not have any other minimum qualifications with respect to nominees, our Board considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate's experience relative to the experience of other board members and the candidate's willingness to devote substantial time and effort to board responsibilities. Our Board does not have a formal written policy regarding the consideration of diversity in identifying director nominees. Nevertheless, consideration of diversity will continue to be an important factor in identifying and recruiting new directors.

Risk Oversight

        Risk is inherent with every business and how well a business manages risk can ultimately determine its success. Our management team is responsible for our risk exposures on a day-to-day basis by identifying the material risks we face, implementing appropriate risk management strategies that are responsive to our risk profile, integrating consideration of risk and risk management into our decision-making process and, if necessary, promulgating policies and procedures to ensure that information with respect to material risks is transmitted to our Board. Our Board has the responsibility to oversee and monitor these risk management processes by informing itself of material risks and evaluating whether management has reasonable controls in place to address the material risks; our Board is not responsible, however, for defining or managing our various risks. Our Board is regularly informed by management of potential material risks and activities related to those risks at Board meetings. Our executive officers generally attend all Board meetings and management is readily available to the Board to address any questions or concerns raised by the Board on risk management and any other matters. Our Board's oversight of risk has not specifically affected its leadership structure.

Director Attendance at Annual Meeting

        Our corporate governance guidelines encourage but do not require our directors to attend the annual meeting of stockholders. Each of our directors attended the 2012 annual meeting of stockholders.

Directors Offer of Resignation Policy

        If a member of our Board: (i) resigns or is terminated from his or her existing principal employment position; or (ii) violates our code of ethics, corporate governance guidelines or any other Company policy applicable to members of our Board, pursuant to our resignation policy, he or she must offer his or her resignation to our Board for its consideration. Our Board will consider the resignation offer, giving due consideration to all relevant factors that the Board deems appropriate under the circumstances, including, without limitation, any rule promulgated under the Exchange Act and will recommend and approve the action to be taken with respect to the resignation offer. As of the date hereof, no member of our Board has resigned.

Chief Executive Officer Succession Plan

        Our Board is responsible for succession planning with respect to selecting a successor to our Chief Executive Officer, and in connection with such planning, will consult with our Chief Executive Officer and President.

 EXECUTIVE OFFICERS

        Our executive officers are elected annually by our Board and serve at the discretion of our Board. Set forth below is information, as of the date of this proxy statement, regarding our current executive officers:

Name	Age	Position
Daniel R. Gilbert	43	Chief Executive Officer and President
Debra A. Hess	49	Chief Financial Officer and Treasurer
Ronald J. Lieberman	43	Executive Vice President, General Counsel and Secretary

        Set forth below is biographical information regarding each of our executive officers.

        Daniel R. Gilbert.    Daniel R. Gilbert has been our Chief Executive Officer since January 2013 and President since March 2011. Mr. Gilbert is also Chief Executive Officer and President of our Advisor. Mr. Gilbert is responsible for the vision, strategy and overall guidance of the Company. Mr. Gilbert also serves as Chief Investment and Operating Officer of our Sponsor and as the Chief Executive Officer of NorthStar Realty Asset Management, LLC, the holding company for our Sponsor's asset management business. Mr. Gilbert served as Co-President of our Sponsor from April 2011 until January 2013 and in various other senior management positions since its initial public offering in October 2004. Mr. Gilbert has further served as Chief Executive Officer of NorthStar Healthcare and Chief Executive Officer and President of NorthStar Income II from their inceptions, in October 2010 and December 2012, respectively. Previously, Mr. Gilbert served as our Chief Investment Officer from inception through January 2013. In addition, Mr. Gilbert served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital. Prior to that role, Mr. Gilbert was with Merrill Lynch & Co. in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert holds a Bachelor of Arts degree from Union College in Schenectady, New York.

        Debra A. Hess.    Debra A. Hess has been our Chief Financial Officer and Treasurer since October 2011. Ms. Hess is also Chief Financial Officer and Treasurer of our Advisor. Ms. Hess currently serves as our Sponsor's Chief Financial Officer, a position she has held since July 2011. Ms. Hess has also served as Chief Financial Officer and Treasurer of NorthStar Healthcare since March 2012. Ms. Hess has further served as Chief Financial Officer and Treasurer of NorthStar Income II since December 2012. Ms. Hess has significant financial, accounting and compliance experience at public companies. Ms. Hess most recently served as Chief Financial Officer and Compliance Officer of H/2 Capital Partners, where she was employed from August 2008 to June 2011. From March 2003 to July 2008, Ms. Hess was a managing director at Fortress Investment Group, where she also served as Chief Financial Officer of Newcastle Investment Corp., a Fortress portfolio company and a NYSE-listed alternative investment manager. From 1993 to 2003, Ms. Hess served in various positions at Goldman, Sachs & Co., including as Vice President in Goldman, Sachs & Co.'s Principal Finance Group and as a Manager of Financial Reporting in Goldman, Sachs & Co.'s Finance Division. Prior to 1993, Ms. Hess was employed by Chemical Banking Corporation in the corporate credit policy group and by Arthur Andersen & Company as a supervisory senior auditor. Ms. Hess holds a Bachelor of Science in Accounting from the University of Connecticut in Storrs, Connecticut and a Master of Business Administration in Finance from New York University in New York, New York.

        Ronald J. Lieberman.    Ronald J. Lieberman has been our General Counsel and Secretary since October 2011 and has also served as an Executive Vice President since January 2013. Mr. Lieberman is also Executive Vice President, General Counsel and Secretary of our Advisor. Mr. Lieberman currently serves as our Sponsor's Executive Vice President, General Counsel and Secretary. Mr. Lieberman has

served as our Sponsor's General Counsel since April 2011, an Executive Vice President since April 2012 and Secretary since January 2013 and Mr. Lieberman previously served as Assistant Secretary from April 2011 until January 2013. Mr. Lieberman has also served as General Counsel and Secretary of NorthStar Healthcare since April 2011 and as an Executive Vice President since January 2013. Mr. Lieberman has further served as General Counsel and Secretary of NorthStar Income II since December 2012 and as Executive Vice President of that company since March 2013. Prior to joining our Sponsor, Mr. Lieberman was a partner in the Real Estate Capital Markets practice at the law firm of Hunton & Williams LLP. Mr. Lieberman practiced at Hunton & Williams from September 2000 until March 2011 where he advised numerous REITs, including mortgage REITs and specialized in capital markets transactions, mergers and acquisitions, securities law compliance, corporate governance and other board advisory matters. Prior to joining Hunton & Williams, Mr. Lieberman was the associate general counsel at Entrade, Inc., during which time Entrade was a public company listed on the NYSE. Mr. Lieberman began his legal career at Skadden, Arps, Slate, Meagher and Flom LLP. Mr. Lieberman holds a Bachelor of Arts, Master of Business Administration and Juris Doctor, each from the University of Michigan in Ann Arbor, Michigan.

EXECUTIVE COMPENSATION

        We currently have no employees. Our day-to-day management functions are performed by NS Real Estate Income Trust, LLC, or our Advisor, and related affiliates. Our executive officers are all employees of our Sponsor or its affiliates and are utilized by our Advisor to provide management, acquisition, advisory and certain administrative services for us. We do not pay any of these individuals for serving in their respective positions. See "Certain Relationships and Related Transactions" below for a discussion of fees paid to our Advisor and other affiliated companies.

DIRECTOR COMPENSATION

Independent Directors

        Each of our independent directors is paid an annual director's fee of $65,000. The independent director who serves as our Audit Committee chairperson is paid an additional fee of $10,000 per year. Directors who are our officers, including our chairman of the Board, do not receive compensation as directors. In addition, we reimburse all directors for reasonable out-of-pocket expenses incurred in connection with their services on our Board.

        Pursuant to our independent directors compensation plan, which operates as a sub-plan of our long-term incentive plan, we automatically granted to each of our independent directors 5,000 shares of restricted common stock in connection with the commencement of our continuous public offering. We will also automatically grant to any person who becomes an independent director 5,000 shares of restricted common stock on the date such independent director is appointed or elected to our Board. In addition, on the date following an independent director's re-election to our Board, he or she will receive 2,500 shares of restricted stock. In 2012, each independent director received 2,500 shares of restricted common stock when they were re-elected to the Board. The restricted stock generally vests quarterly over four years; provided, however, that the restricted stock will become fully vested on the earlier occurrence of: (i) the termination of the independent director's service as a director due to his or her death or disability; or (ii) a change in our control. We reserve the right to modify the nature of the equity grant to our directors from restricted stock to other forms of stock-based incentive awards, such as units in our operating partnership structured as profit interests.

Director Compensation for 2012

        The following table provides information concerning the compensation of our independent directors for 2012.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Jonathan T. Albro	$65,000	$22,500	$87,500
Charles W. Schoenherr	65,000	22,500	87,500
Jack F. Smith, Jr.	75,000	22,500	97,500

Total	$205,000	$67,500	$272,500

(1)
The compensation associated with the restricted stock issued to the directors was based on the "friends and family" offering price of $9.00 per share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of April 11, 2013, the total number and the percentage of shares of our common stock beneficially owned by:

  •
  each of our directors and each nominee for director;

  •
  each of our executive officers; and

  •
  all of our directors and executive officers as a group.

        The following table also sets forth how many shares of our common stock are beneficially owned by each person known to us to be a beneficial owner of more than five percent (5%) of the outstanding shares of our common stock. As of April 11, 2013, there were no beneficial owners of more than 5% of our outstanding common stock. The percentages of common stock beneficially owned are based on 83,532,818 shares of our common stock outstanding as of April 11, 2013.

	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number(1)	Percentage(1)
Directors and Executive Officers(2):
David T. Hamamoto	—	—
Jonathan T. Albro(3)	10,000	*
Charles W. Schoenherr(3)	10,000	*
Jack F. Smith, Jr.(3)	10,000	*
Daniel R. Gilbert	—	—
Debra A. Hess	—	—
Ronald J. Lieberman	—	—
All directors and officers as a group (7 persons)	30,000	*

*
Less than one percent.

(1)
Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares: (i) "voting power," which includes the power to vote or to direct the voting of such security; or (ii) "investment power," which includes the power to dispose of or direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days.

  Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which he or she has no economic or pecuniary interest.

(2)
The address of each of the directors and executive officers is 399 Park Avenue, 18th Floor, New York, NY 10022.

(3)
As of March 31, 2013, each of our independent directors held 5,313 vested shares and 4,687 unvested shares of restricted stock.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides summary information on the securities issuable under our equity compensation plans as of December 31, 2012.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	—	$—	1,970,000
Equity compensation plans not approved by security holders	NA	NA	NA

Total	—	$—	1,970,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The following describes all transactions and currently proposed transactions between us and any related person since January 1, 2012 and such related person had or will have a direct or indirect material interest. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders and have determined that all such transactions are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

Ownership Interests

        On February 4, 2009, NRFC Sub-REIT Corp., a wholly-owned subsidiary of our Sponsor, purchased 24,039 shares of common stock for an aggregate of $200,004 and was admitted as our initial stockholder. On March 17, 2010, we formed our operating partnership. On March 17, 2010, we, our Advisor and NorthStar OP Holdings, LLC, or the Special Unit Holder, an affiliate of our Advisor, made initial capital contributions to our operating partnership of $200,004, $1,000 and $1,000, respectively. We used the proceeds from our sale of stock to our initial stockholder to make our capital contribution to our operating partnership.

        The Special Unit Holder's ownership interest in our operating partnership entitles it to a subordinated participation interest in addition to its right to subordinated participation with other limited partners in distributions to limited partners. The subordinated participation interest entitles our Advisor to receive a cash distribution in the event of: (i) the listing of our common stock on a national securities exchange; or (ii) the occurrence of certain events that result in the termination or non-renewal of our advisory agreement, in each case for an amount that the Special Unit Holder would have been entitled to receive had our operating partnership disposed of all of its assets at the enterprise valuation as of the date of the event triggering the redemption, provided that our stockholders have received, in the aggregate, cumulative distributions equal to their invested capital plus an 8% cumulative, non-compounded annual pre-tax return on such invested capital. If the event triggering the redemption is: (i) a listing of our shares on a national securities exchange, the enterprise valuation will be calculated based on the average share price of our shares for a specified period; or (ii) an underwritten public offering, the enterprise value will be based on the valuation of the shares as determined by the initial public offering price in such offering. If the triggering event is the termination or non-renewal of the advisory agreement other than for cause, the enterprise valuation will be calculated based on an appraisal of our assets.

        To date, we have not paid any distributions to our Advisor pursuant to its subordinated participation interest.

        Pursuant to a distribution support agreement, in certain circumstances where our distributions exceed our modified funds from operations, our Sponsor has agreed to purchase up to $10,000,000 of shares of our common stock through July 19, 2013 at $9.00 per share to provide additional cash to support distributions to our stockholders. As of April 11, 2013, our Sponsor has purchased $4.6 million of shares of our common stock under such agreement.

Advisor

        Our Advisor provides management, acquisition, advisory and certain administrative services for us, subject to oversight by our Board. Our Advisor was formed on January 26, 2009 and is a wholly-owned subsidiary of our Sponsor. All of our officers are officers of our Advisor and our Sponsor.

        We will pay our Advisor the following pursuant to an advisory agreement:

  •
  We pay our Advisor monthly asset management fees equal to one-twelfth of 1.25% of the sum of the amount funded or allocated for commercial real estate, or CRE, debt investments originated or acquired and the cost of all other investments, including expenses and any financing attributable to such investments, less any principal received on debt and securities investments (or our proportionate share thereof in the case of debt investments through joint ventures). For the year ended December 31, 2012, we incurred $3.4 million and paid $2.8 million of asset management fees to our Advisor. For the year ended December 31, 2011, we incurred and paid $0.3 million of asset management fees to our Advisor.

  •
  We pay our Advisor an acquisition fee equal to 1% of the amount funded or allocated by us to originate or acquire investments, including any acquisition expenses attributable to such investments. For the year ended December 31, 2012, we incurred $4.8 million and paid $4.9 million of acquisition fees to our Advisor (including $0.1 million that was payable at December 31, 2011). For the year ended December 31, 2011, we incurred $0.7 million and paid $0.6 million of acquisition fees to our Advisor. From inception through December 31, 2012, our Advisor deferred $0.5 million of acquisition fees related to CRE securities. Our Advisor may determine to continue to defer these fees or seek reimbursement, subject to compliance with applicable policies.

  •
  We pay our Advisor a disposition fee equal to 1.0% of the contract sales price of each CRE debt or select CRE equity investment sold. We will not pay a disposition fee upon the maturity, prepayment, workout modification or extension of a CRE debt investment unless there is a corresponding fee paid by the borrower, in which case the disposition fee will be the lesser of: (i) 1.0% of the principal amount of the loan or debt-related investment prior to such transaction; or (ii) the amount of the fee paid by the borrower in connection with such transaction. If we take ownership of a property as a result of a workout or foreclosure of a loan, we will pay a disposition fee upon the sale of such property. For the year ended December 31, 2012, we incurred $23,750 of disposition fees to our Advisor. For the year ended December 31, 2011, we did not incur any disposition fees to our Advisor. From inception through

    December 31, 2012, our Advisor deferred $0.3 million of disposition fees related to CRE securities. Our Advisor may determine to continue to defer these fees or seek reimbursement, subject to compliance with applicable policies.

  •
  We reimburse our advisor for organization and offering costs paid on behalf of the Company in connection with the offering. We are obligated to reimburse our Advisor, or its affiliates, as applicable, for organization and offering costs to the extent the aggregate of selling commissions, dealer manager fees and other organization and offering costs do not exceed 15% of gross proceeds from the primary offering. Our Advisor does not expect reimbursable organization and offering costs, excluding selling commissions and dealer manager fees, to exceed $15.0 million, or 1.5% of the total proceeds available to be raised from the primary offering. We shall not reimburse our Advisor for any organization and offering costs that our independent directors determine are not fair and commercially reasonable to us. From inception through December 31, 2012, our Advisor incurred $8.1 million of organization and offering costs on our behalf and we reimbursed our Advisor $5.7 million of such costs.

  •
  We reimburse our Advisor for direct and indirect operating costs incurred by our Advisor in connection with the administrative services provided to us. Indirect includes our allocable share of costs incurred by our Advisor for personnel and other overhead such as rent, technology and utilities. However, there is no reimbursement for personnel costs related to executive officers and other personnel involved in activities for which our Advisor receives an acquisition fee, asset management fee or disposition fee. We reimburse our Advisor quarterly for operating costs (including the asset management fee) based upon a calculation for the four preceding fiscal quarters not to exceed the greater of: (i) 2.0% of our average invested assets; or (ii) 25% of our net income determined without reduction for any additions to reserves for depreciation, loan losses or other similar non-cash reserves and excluding any gain from the sale of assets for that period (the "2%/25% Guidelines"). Notwithstanding the above, we may reimburse our Advisor for expenses in excess of this limitation if a majority of our independent directors determines that such excess expenses are justified based on unusual and non-recurring factors. We calculate the expense reimbursement quarterly based upon the trailing twelve-month period. For the four consecutive fiscal quarters ended December 31, 2012, total operating costs included in the 2%/25% Guidelines represented 2.0% of average invested assets and 39% of net income without reduction for any additions to reserves for depreciation, loan losses or other similar non-cash reserves. For the year ended December 31, 2012, our Advisor incurred operating costs of $5.7 million on our behalf and we reimbursed our Advisor $1.9 million of operating costs. For the year ended December 31, 2011, our Advisor incurred operating costs of $1.6 million on our behalf and we reimbursed our Advisor $0.4 million of operating costs.

  •
  We reimburse our Advisor for acquisition expenses actually incurred in connection with the selection, acquisition or origination of an investment, whether or not we ultimately originate or acquire the investment. As of December 31, 2012, our Advisor had not incurred any acquisition expenses on our behalf.

        Our average invested assets for any specified period are equal to the average of the aggregate book value of our assets invested, directly or indirectly, in equity interests in real estate and loans before reserves for depreciation or loan losses or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period. Our net income for any specified period is equal to our total revenues applicable to such period, less the total expenses applicable to such period excluding additions to reserves for depreciation, loan losses or other similar non-cash reserves; provided, however, net income for purposes of calculating total operating costs pursuant to the 2%/25% Guidelines shall exclude the gain from the sale of our assets.

        Within 60 days after the end of any expense year for which total operating costs exceed the 2%/25% Guidelines, we will send our stockholders a written disclosure, together with an explanation of the factors our independent directors considered in determining whether the excess expenses were justified. During the year ended December 31, 2012, our operating costs, including general and administrative expenses incurred on our behalf, did not exceed the 2%/25% Guidelines.

Dealer Manager

        The dealer manager for our current offering of common stock is NorthStar Realty Securities, LLC, formerly known as NRF Capital Markets, LLC, or our Dealer Manager, a wholly-owned subsidiary of our Sponsor. Our Dealer Manager is a licensed broker-dealer registered with the Financial Industry Regulatory Authority, Inc.

        As the dealer manager for the offering, our Dealer Manager is entitled to certain dealer manager fees, selling commissions and reimbursements relating to the offering. Our dealer manager agreement with our Dealer Manager provides for the following compensation:

  •
  Selling Commissions—7.0% of gross offering proceeds from the sale of our shares in our primary offering, all of which are reallowed to participating broker-dealers. For the years ended December 31, 2012 and 2011, we incurred selling commissions of $29.5 million and $8.3 million, respectively, to our Dealer Manager, all of which has been reallowed to third parties.

  •
  Dealer Manager Fee—3.0% of gross offering proceeds from the sale of our shares in our primary offering, a portion of which may be reallowed to participating broker-dealers. For the years ended December 31, 2012 and 2011, we incurred dealer manager fees of $12.9 million and $3.7 million, respectively, to our Dealer Manager. For the years ended December 31, 2012 and 2011, $3.6 million and $0.9 million, respectively, of dealer manager fees were reallowed to participating broker-dealers.

Sponsor

NorthStar CMBS Financing Transaction

        In November 2012, we closed a commercial mortgage-backed security, or CMBS, financing transaction, or our NorthStar CMBS Financing Transaction, collateralized by CRE debt investments originated by us and our Sponsor. We contributed nine real estate debt investments with a $199.2 million aggregate principal amount and retained an equity interest of $70.0 million. Our Sponsor contributed five real estate debt investments with a $152.2 million aggregate principal amount and retained an equity interest of $54.0 million. In connection with this transaction, since we and our Sponsor both contributed assets into a single securitization, we entered into an agreement with our Sponsor that provides that we will both receive the economic benefit and bear the economic risk associated with the investments we each contributed into the securitization. In both cases, our respective retained interests are subordinate to the interests of the senior bondholders. In the unlikely event that either we or our Sponsor suffers a complete loss of such retained interests, any additional losses would be borne by the remaining retained interests held by us or our Sponsor, as the case may be, prior to the senior bondholders. We maintain effective control of our retained interest in the contributed assets.

PE Fund JV

        In December 2012, we invested in a joint venture owning indirect interests in real estate through private equity real estate funds with our Sponsor and a third party, or the PE Fund JV. In connection with our investment in the PE Fund JV, we agreed to assume certain rights and obligations under a subscription agreement to acquire a 29.5% interest in the PE Fund JV. We funded $121.0 million and our Sponsor funded $289.0 million, in each case exclusive of future capital commitments. Furthermore, we guaranteed all of the funding obligations that may be due and owed under the PE Fund JV directly to the seller. We and our Sponsor each agreed to indemnify the other proportionately for any losses that may arise in connection with the funding obligations or related transaction documents in the case of a joint default by either of us. We and our Sponsor further agreed to indemnify each other for all of the losses that may arise as a result of a default that was solely our responsibility or the responsibility of our Sponsor, as the case may be.

Future Transactions

        We anticipate that we will, from time to time, enter into additional joint investments and engage in other transactions with affiliates of our sponsor, subject in each case, to approval by our independent directors.

Borrowing Policies

        We may not make any loans to our Sponsor, directors, our Advisor or any of their affiliates nor may we borrow money from our Sponsor, directors, our Advisor or any of their affiliates. We will not amend these policies unless a majority of our Board (including a majority of our independent directors) approves the amendment following a determination that the amendment is in the best interests of our stockholders.

Policies Governing Related Person Transactions and Investment Allocation Policy

        In order to reduce or eliminate certain potential conflicts of interest, our charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our Sponsor, our Advisor, our directors or their respective affiliates. The types of transactions covered by these policies include the compensation paid to our Advisor, decisions to renew our advisory agreement, acquisitions or leases of assets, mortgages and other types of loans and any other transaction in which our Sponsor, our Advisor or any of our directors have an interest, reimbursement of operating expenses in excess of the 2%/25% Guidelines, issuances of options and warrants and repurchase of shares. Under the restrictions, these transactions, if permitted, must be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction.

        In addition to the provisions in our charter restricting related party transactions, our Board has adopted conflicts of interest policies prohibiting us from entering into certain types of transactions with our directors, our Advisor, our Sponsor or any of their affiliates in order to further reduce the potential for conflicts inherent in transactions with affiliates. Pursuant to these conflicts of interest policies, we will not sell or lease any investments to, or acquire or lease any investments from, our directors, our Advisor, our Sponsor or any of their affiliates. We may, however, purchase an investment from our Sponsor or its affiliate in the event that our Sponsor or its affiliate initially acquires an investment that is suitable for us at a time when we are unable to do so, with the intention of providing us the opportunity to acquire the investment at a later date when we are able to acquire the investment. As required by our charter, we will not purchase investments from our Sponsor or its affiliate in these circumstances without a determination by a majority of our Board (including a majority of our independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the asset to our Sponsor or its affiliate. In addition, pursuant to these conflicts of interest policies, we will neither make any loans to our directors, our Sponsor, our Advisor or any of their affiliates nor borrow money from our directors, our Sponsor, our Advisor or any of their affiliates. We will not amend these policies unless a majority of our Board (including a majority of our independent directors) approves the amendment following a determination that the amendment is in the best interests of our stockholders.

        Our Sponsor's board of directors has also adopted a policy that provides that when our Sponsor's investment professionals direct an investment opportunity to our Sponsor, its affiliate or the investment vehicles it sponsors, they, in their sole discretion, will offer the opportunity to the entity for which the investment opportunity is most suitable. When determining the entity for which an investment opportunity would be the most suitable, the factors that our Sponsor's investment professionals may consider include, without limitation, the following:

  •
  investment objectives, strategy and criteria;

  •
  cash requirements;

  •
  effect of the investment on the diversification of the portfolio, including by geography, size of investment, type of investment and risk of investment;

  •
  leverage policy and the availability of financing for the investment by each entity;

  •
  anticipated cash flow of the asset to be acquired;

  •
  income tax effects of the purchase;

  •
  size of the investment;

  •
  amount of cash available;

  •
  cost of capital;

  •
  risk return profiles;

  •
  targeted distribution rates;

  •
  anticipated future pipeline of suitable investments;

  •
  the expected holding period of the investment and the remaining term of the NorthStar entity, if applicable; and

  •
  affiliate and/or related party considerations.

        If, after consideration of the relevant factors, our Sponsor determines that an investment is equally suitable for itself or another entity our Sponsor manages, including us, the investment will be allocated among each of the applicable entities of our Sponsor, including us, on a rotating basis. If, after an investment has been allocated to us or another entity our Sponsor manages, a subsequent event or development, such as delays in structuring or closing on the investment, makes it, in the opinion of our Sponsor's investment professionals, more appropriate for a different entity to fund the investment, our Sponsor may determine to place the investment with the more appropriate entity while still giving credit to the original allocation. In certain situations, our Sponsor may determine to allow more than one investment vehicle, including us, to co-invest in a particular investment.

        We have also adopted a code of ethics that applies to each of our officers and directors and each of the officers, managers, principals and real estate professionals of our Sponsor and our Advisor, whom we refer to as covered persons. Our code of ethics sets forth certain conflicts of interest policies that limit and govern certain matters among us, the covered persons, our Sponsor, our Advisor and their affiliates. Our Board or a committee of our Board shall have the sole discretion to approve any deviation or waiver from or amendments to our code of ethics and any such waiver or amendment must be promptly disclosed to stockholders. A copy of our code of ethics is available on our website at www.northstarreit.com/income under the heading "Investor Relations—Corporate Governance" and is also available without charge to stockholders upon written request to: NorthStar Real Estate Income Trust, Inc., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.

AUDIT COMMITTEE REPORT

        The following report of the Audit Committee of the Board of Directors, or the Board, of NorthStar Real Estate Income Trust, Inc., or the Company, does not constitute soliciting material and should not be considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

        The Audit Committee operates under a written charter adopted by the Board, consistent with the corporate governance rules of the SEC. A copy of the charter is on the Company's website at www.northstarreit.com/income, under the heading "Investor Relations—Corporate Governance."

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. The Company's management has the primary responsibility for the preparation of the financial statements and the reporting process, including maintaining a system of internal controls over financial reporting and disclosure controls and procedures. The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company's independent registered public accounting firm. As of December 13, 2012, the Audit Committee appointed Grant Thornton LLP, an independent registered public accounting firm, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. The independent registered public accounting firm is responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles, or U.S. GAAP, and issuing a report thereon. The Audit Committee reviews and oversees these processes, including oversight of: (i) the integrity of the Company's consolidated financial statements; (ii) the Company's independent registered public accounting firm's qualifications and independence; (iii) the performance of the Company's independent registered public accounting firm and the Company's internal audit function; and (iv) the Company's compliance with legal and regulatory requirements.

        In discharging its oversight role, the Audit Committee reviewed and discussed with the Company's management and Grant Thornton LLP, the Company's independent registered public accounting firm for the fiscal year ended December 31, 2012, the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices and the reasonableness of significant judgments. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with U.S. GAAP. The Audit Committee also discussed with Grant Thornton LLP the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board.

        In addition, the Audit Committee discussed with Grant Thornton LLP its independence from the Company and the Company's management and Grant Thornton provided to the Audit Committee the written disclosures and letter required from the independent registered public accounting firm by the applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence.

        The Audit Committee discussed with Grant Thornton LLP the overall scope and plans for their audit. The Audit Committee met with Grant Thornton LLP, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls over financial reporting and the overall quality of the Company's financial reporting.

        Based on such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements for the fiscal year ended December 31, 2012 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which is filed with the SEC. The Board approved this recommendation.

Audit Committee:
Jack F. Smith, Jr., Chairman
Jonathan T. Albro
Charles W. Schoenherr

 INDEPENDENT ACCOUNTANTS

Fees Paid to Independent Registered Public Accounting Firm

        Aggregate fees for professional services rendered for us by Grant Thornton LLP for the years ended December 31, 2012 and 2011 were as follows:

	Year Ended December 31,
Type of Fee	2012	2011
Audit	$255,150	$206,150
Audit-related	—	—
Tax	—	—
Other	—	—

Total	$255,150	$206,150

        Fees for audit services for the years ended December 31, 2012 and 2011 include fees associated with the annual audits for such years, including the quarterly review of the Form 10-Qs for the three month periods ended March 31, June 30 and September 30, the examination of our Annual Report on Form 10-K and for other attest services, including issuance of consents and review of our registration statements on Form S-11 and other documents filed by us with the SEC.

Audit Committee Pre-Approval Policy

        In accordance with applicable laws and regulations, our Audit Committee reviews and pre-approves any audit and non-audit services to be performed by Grant Thornton LLP to ensure that the work does not compromise its independence in performing audit services. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement. Our Audit Committee annually reviews and pre-approves all audit, audit-related, tax and all other services that are performed by the Company's independent registered public accounting firm. Our Audit Committee approved all of the services listed in the table above. In some cases our Audit Committee pre-approves the provision of a particular category or group of services for up to a year, subject to a specified budget. Our Audit Committee has also authorized the Chairman of our Audit Committee to pre-approve permissible services and related fees and the Chairman must report such pre-approval to the full Audit Committee at its next scheduled meeting.

PROPOSAL NO. 1:
ELECTION OF BOARD OF DIRECTORS

        Our Board has recommended that Messrs. David T. Hamamoto, Jonathan T. Albro, Charles W. Schoenherr and Jack F. Smith, Jr. be elected to serve on our Board, each until the annual meeting of stockholders for 2014 and until his successor is duly elected and qualified. For certain information regarding each nominee, see "Board of Directors" above.

        Each nominee has consented to being named in this proxy statement and to serve if elected. If, prior to the annual meeting, a nominee should become unavailable to serve, the shares of common stock represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by our Board, unless our Board determines to reduce the number of directors in accordance with the Company's charter and bylaws, as then in effect.

        Election of the director nominees named in this proposal requires the affirmative vote of the holders of a majority of the shares and present in person or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the director nominees. A vote "withheld" from a director nominee or a broker non-vote, if any, will have the same effect as a vote against the nominee. Stockholders may not cumulate votes in the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE ELECTION OF EACH OF THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee of the Board has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. A representative of Grant Thornton LLP is expected to be present at the annual meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

        Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate governance. Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

        If this selection is not ratified by our stockholders, our Audit Committee may, but is not obligated to, reconsider its recommendation. Abstentions, if any, will not be counted as having been cast and will have no effect on the outcome of the vote for this proposal. Broker non-votes will not arise in connection with, and will have no effect on the outcome of, this proposal because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION
OF THE APPOINTMENT OF GRANT THORNTON LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2013.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2014

        Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2014 annual meeting of stockholders if they are received by us on or before December 26, 2013. Stockholder proposals must be directed to the Secretary, NorthStar Real Estate Income Trust, Inc., at 399 Park Avenue, 18th Floor, New York, New York 10022. In order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by us within the timeframe for submission of stockholder proposals and director nominations under our current bylaws. In order for a proposal to be "timely" under our current bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act and director nominations must be submitted, in accordance with the requirements of our current bylaws, not later than 5:00 p.m., local time, on December 26, 2013 and not earlier than November 26, 2013; provided, however, in the event that the date of the 2014 annual meeting of stockholders is advanced or delayed more than 30 days from June 11, 2014, a proposal by a stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than

5:00 p.m., local time, on the later of: (i) the 120th day prior to the date of such annual meeting; or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.

INCORPORATION BY REFERENCE

        This proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

 OTHER MATTERS

        Our Board knows of no other matters that have been submitted for consideration at this annual meeting. If any other matters properly come before our stockholders at this annual meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their discretion.

By Order of the Board of Directors,
/s/ RONALD J. LIEBERMAN Ronald J. Lieberman Executive Vice President, General Counsel and Secretary

April 25, 2013
New York, New York

APPENDIX A

FORM OF PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2013

A-1

PO BOX 55046 BOSTON MA 02205-9837 Your Proxy Vote is Important VOTE BY INTERNET Please go to the electronic voting site at www.eproxyvote.com/ns. Follow the online instructions. If you vote by Internet, you do not have to return your paper ballot. VOTE BY PHONE Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot. VOTE BY MAIL Please complete, sign and date this form. Fold ballot in the enclosed postage paid return envelope. IF VOTING BY MAIL Remember to sign and date form below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope. NORTHSTAR REAL ESTATE INCOME TRUST, INC PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 11, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE VOTE AS SOON AS POSSIBLE The undersigned stockholder of NorthStar Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), hereby appoints David T. Hamamoto, Daniel R. Gilbert and Ronald J. Lieberman, and each of them, as proxies for the undersigned, each with the full power of substitution, and hereby authorizes them to attend the Annual Meeting of Stockholders of the Company to be held on June 11, 2013 at 10:00 a.m., local time, at 399 Park Avenue, 18th Floor, New York, New York, and any postponements or adjournments thereof, to cast on behalf of the undersigned, all of the votes that the undersigned is entitled to cast at such meeting, to otherwise represent the undersigned at the meeting and to exercise all of the powers that the undersigned would have if personally present at such meeting. The votes entitled to be cast by the undersigned will be cast in the manner directed on the reverse side. If this proxy is executed but no instruction is given, this proxy will be cast “FOR ALL” of the nominees for director listed in Proposal 1 and “FOR” Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby acknowledges receipt of NorthStar Real Estate Income Trust, Inc.’s Annual Report for the fiscal year ended December 31, 2012 and the accompanying Notice of Annual Meeting and Proxy Statement, the terms of each of which are incorporated by reference, and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth above. Important Notice Regarding the Availability of Proxy Materials for the NorthStar Real Estate Income Trust, Inc. Annual Meeting of Stockholders to be held on June 11, 2013. The Annual Report, Notice of Annual Meeting, Proxy Statement and Proxy Card for this meeting are available at: www.eproxyvote.com/ns.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THESE RECOMMENDATIONS. Please mark box as shown in this example. X 1. Election of Directors (1) David T. Hamamoto (2) Jonathan T. Albro (3) Charles W. Schoenherr (4) Jack F. Smith, Jr. FOR ALL > WITHHOLD ALL FOR ALL EXCEPT* *To withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) in the box below. 2. Ratification of The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. FOR > AGAINST ABSTAIN 3. Other Matters To vote and otherwise represent the undersigned on any other matter that properly comes before the meeting or any postponement or adjournment thereof in the discretion of the proxy holder. Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a company or partnership, please sign full company or partnership name by a duly authorized officer or partner, giving full title as such. Signature Signature Date